UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2013

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 30, 2013, Contango Oil & Gas Company, a Delaware corporation (the “Company”), and Crimson Exploration Inc., a Delaware corporation (“Crimson”) issued a joint press release announcing the execution on April 29, 2013 of an Agreement and Plan of Merger among the Company, Contango Acquisition, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Crimson (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Crimson (the “Merger”), with Crimson surviving the Merger as a wholly owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between the Company and Crimson will be submitted to the stockholders of both companies for their consideration. The Company expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a prospectus of the Company and will also comprise a proxy statement for each of the Company and Crimson. INVESTORS AND SECURITY HOLDERS OF THE COMPANY, CRIMSON AND OTHER INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statements and prospectus will be mailed to stockholders of the Company and of Crimson. Investors and security holders may obtain a free copy of the joint proxy statement and prospectus when it becomes available, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to the Company, Attention: Investor Relations department, or by calling (713) 960-1901.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company’s stockholders in favor of the proposed Merger. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on August 29, 2012, and definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on October 12, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the joint proxy statement and prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Joint press release issued on April 30, 2013 by Contango Oil & Gas Company and Crimson Exploration Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: April 30, 2013	By:	/s/ Sergio Castro
Sergio Castro
Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release issued on April 30, 2013 by Contango Oil & Gas Company and Crimson Exploration Inc.